SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): January 24, 2006

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                               RGC RESOURCES, INC.
             (Exact name of Registrant as specified in its charter)

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      Virginia                   000-26591                    54-1909697
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(State or other                 (Commission                 (IRS Employer
jurisdiction of                 File Number)               Identification No.)
incorporation)


519 Kimball Ave., N.E.        Roanoke, Virginia                  24016
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: 540-777-4427


(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|__| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

|__| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|__| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|__| Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

                  On January 24, 2006, Roanoke Gas Company, a subsidiary of RGC Resources, Inc., entered into a Promissory Note in the principal amount of $21,000,000 in favor of Wachovia Bank, National Association ("Wachovia"), for the purpose of providing additional working-capital financing for operations. This Promissory Note replaced the Promissory Note dated March 29, 2005 in the amount of $20,000,000 by Roanoke Gas Company in favor of Wachovia. Monthly payments of accrued interest are due under the Promissory Note until March 31, 2006, when all outstanding principal and interest is due. The Promissory
                  Note is in addition to the notes issued by RGC Resources, Inc. and Bluefield Gas Company on March 29, 2005, and Diversified Energy Company on September 9, 2005. All notes are due and payable on March 31, 2006.

                  After execution of the new Promissory Note, the total of the available limits under all line-of- credit arrangements of RGC Resources, Inc., and its subsidiaries with Wachovia is $30,000,000.




ITEM 9.01.        FINANCIAL STATEMENT AND EXHIBITS.

     10.1 Promissory Note in the principal amount of $21,000,000 by Roanoke Gas Company in favor of Wachovia Bank, National Association, effective January 24, 2006.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   RGC RESOURCES, INC.



Date: January 26, 2006            By: s/Howard T. Lyon

                                       Howard T. Lyon
                                       Vice-President, Treasurer and Controller
                                      (Principal Financial Officer)